SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 18, 2002

Credit Suisse First Boston Mortgage Acceptance Corp. (Exact name of registrant as specified in its charter)

DELAWARE	333-65554	13-3460894

(State or other jurisdiction of incorporation)	(Commission) file number)	(I.R.S. employer identification no.)

11 Madison Avenue, New York,	NY10010

(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code: (212) 325-2000

Not Applicable
(Former name or former address, if changed since last report)

Exhibit Index located on Page 4

Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 7.    Financial Statements and Exhibits.

Information and Exhibits.

(a)	Financial Statements of businesses acquired.
Not applicable.
(b)	Pro Forma financial information.
Not applicable.
(c)	Exhibit No.	Description
	25	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended. (Certain exhibits to Form T-1 are incorporated by reference to Exhibit 25).

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.

By:	/s/ Helaine Hebble Helaine Hebble Vice President

Dated: July 18, 2002

Exhibit Index

Exhibit	Description	Page
25	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended. (Certain exhibits to Form T-1 are incorporated by reference to Exhibit 25).	5

SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF
A CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
A TRUSTEE PURSUANT TO SECTION 305(b)(2)

JPMORGAN CHASE BANK
(Exact name of trustee as specified in its charter)

New York (State of incorporation if not a national bank)	13-4994650 (I.R.S. employer identification No.)

270 Park Avenue New York, New York (Address of principal executive offices)	10017 (Zip Code)

William H. McDavid
General Counsel
270 Park Avenue
New York, New York 10017
Tel: (212) 270-2611
(Name, address and telephone number of agent for service)

CSFB ABS Trust 2002-HI23
(Exact name of obligor as specified in its charter)v

Delaware (State or other jurisdiction of incorporation or organization)	Not Yet Received (I.R.S. employer Identification No.)

c/o US Bank National Association 100 Wall Street, 16th Floor New York, New York (Address of principal executive offices)	10005 (Zip Code)

CSFB ABS Trust 2002-HI23
Asset-Backed Notes, Series 2002-HI23

(Title of the indenture securities)

GENERAL

Item 1.	General Information. Furnish the following information as to the trustee:
	(a)	Name and address of each examining or supervising authority to which it is subject.
New York State Banking Department State House Albany, New York 12110.
Board of Governors of the Federal Reserve System Washington, D.C. 20551
Federal Reserve Bank of New York District No. 2 33 Liberty Street New York, New York
Federal Deposit Insurance Corporation Washington, D.C. 20429.
	(b)	Whether it is authorized to exercise corporate trust powers.
The trustee is authorized to execute corporate trust powers
Item 2.	Affiliations with the Obligor and Guarantors. If the obligor or any Guarantor is an affiliate of the trustee, describe each such affiliation.
None.
Item 16.	List of Exhibits. List below all exhibits filed as a part of this Statement of Eligibility.
	Exhibit 1.	A copy of the Restated Organization Certificate of the Trustee dated March 25, 1997 and the Certificate of Amendment dated October 22, 2001 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-76894, which is incorporated by reference.)
	Exhibit 2.	A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference). On November 11, 2001, in connection with the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York, the surviving corporation was renamed JPMorgan Chase Bank.
	Exhibit 3.	None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.
	Exhibit 4.	A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-76894, which is incorporated by reference.)
	Exhibit 5.	Not applicable.

Exhibit 6.	The consent of the Trustee required by Section 321(b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference). On November 11, 2001, in connection with the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York, the surviving corporation was renamed JPMorgan Chase Bank.
Exhibit 7.	A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.
Exhibit 8.	Not applicable.
Exhibit 9.	Not applicable.

SIGNATURE

        Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, JPMorgan Chase Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 18th of July, 2002.

JPMORGAN CHASE BANK

By:	/s/ Andreas Auer, Andreas Auer Vice President

Exhibit 7 to Form T-1

Bank Call Notice

RESERVE DISTRICT NO. 2
CONSOLIDATED REPORT OF CONDITION OF

JPMorgan Chase Bank
of 270 Park Avenue, New York, New York 10017
and Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System,

at the close of business March 31, 2002, in
accordance with a call made by the Federal Reserve Bank of this
District pursuant to the provisions of the Federal Reserve Act.

ASSETS	Dollar Amounts in Millions
Cash and balances due from depository institutions: Noninterest-bearing balances and currency and coin ........................................................................	$ 22,028
Interest-bearing balances ...........................................................	9,189
Securities:
Held to maturity securities................................................................	428
Available for sale securities..............................................................	56,159
Federal funds sold and securities purchased under agreements to resell ......................................................................
Federal funds sold in domestic offices	1,901
Securities purchased under agreements to resell	69,260
Loans and lease financing receivables:
Loans and leases held for sale....................................................	13,042
Loans and leases, net of unearned income	$165,950
Less: Allowance for loan and lease losses	3,284
Loans and leases, net of unearned income and allowance .......................................................................................	162,666
Trading Assets....................................................................................	152,633
Premises and fixed assets (including capitalized leases)...............	5,737
Other real estate owned......................................................................	43
Investments in unconsolidated subsidiaries and associated companies....................................................................	366
Customers' liability to this bank on acceptances outstanding .....................................................................................	306
Intangible assets
Goodwill............................................................................................	1,908
Other Intangible assets...................................................................	7,218
Other assets ..........................................................................................	38,458
TOTAL ASSETS ..................................................................................	$541,342

LIABILITIES	Dollar Amounts in Millions
Deposits
In domestic offices ........................................................................	$151,985
Noninterest-bearing ......................................................................	$66,567
Interest-bearing ..............................................................................	85,418
In foreign offices, Edge and Agreement
subsidiaries and IBF's ...................................................................	119,955
Noninterest-bearing.......................................................................	$ 6,741
Interest-bearing ..............................................................................	113,214
Federal funds purchased and securities sold under agree- ments to repurchase:
Federal funds purchased in domestic offices	12,983
Securities sold under agreements to repurchase	82,618
Trading liabilities .................................................................................	94,099
Other borrowed money (includes mortgage indebtedness
and obligations under capitalized leases)....................................	10,234
Bank's liability on acceptances executed and outstanding............	311
Subordinated notes and debentures .................................................	9,679
Other liabilities ......................................................................................	25,609
TOTAL LIABILITIES ...........................................................................	507,473
Minority Interest in consolidated subsidiaries..................................	109

EQUITY CAPITAL
Perpetual preferred stock and related surplus...................................	0
Common stock .......................................................................................	1,785
Surplus (exclude all surplus related to preferred stock)...................	16,304
Retained earnings..................................................................................	16,548
Accumulated other comprehensive income.......................................	(877)
Other equity capital components.........................................................	0
TOTAL EQUITY CAPITAL .................................................................	33,760
TOTAL LIABILITIES, MINORITY INTEREST, AND EQUITY CAPITAL	$541,342

I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has
been prepared in conformance with the instructions issued
by the appropriate Federal regulatory authority and is true
to the best of my knowledge and belief.

JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness
of this Report of Condition and declare that it has been
examined by us, and to the best of our knowledge and
belief has been prepared in conformance with the
instructions issued by the appropriate Federal regulatory
authority and is true and correct.

WILLIAM B. HARRISON, JR. ) ELLEN V. FUTTER ) LAWRENCE A. BOSSIDY )